THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS


PROSPECTUS -- April 30, 1997


NEW ACCOUNT AND GENERAL INFORMATION: Investor Information -- 1-800-221-4268


SHAREHOLDER SERVICES -- 1-800-841-1180 INVESTMENT ADVISOR SERVICES -- 1-800-33-ROYCE

INVESTMENT PENNSYLVANIA MUTUAL FUND (the "Fund") seeks long-OBJECTIVE AND term capital appreciation by investing primarily in
POLICIES        common  stocks  and  securities  convertible   into
                common stocks of small and micro-cap companies. The
                Fund's  securities are selected on a  value  basis.
                There can be no assurance that the Fund will achieve its objective.

                The  Fund  is  a  series of  The  Royce  Fund  (the
                "Trust"),   a   diversified   open-end   management
                investment   company.   The  Trust   is   currently
                offering shares of 11 series, and the Fund is currently offering two classes of its shares. This Prospectus relates only to the Fund's Investment
                Class.   Shares  of  the  Fund's  other  class  are
                generally  offered  only through  certain   broker-
                dealers. Please call Investor Information at 1-800-221-4268 for information on such class.



ABOUT THIS      This   Prospectus   sets   forth   concisely    the
PROSPECTUS      information   that  you  should  know   about   the
                Investment Class of Pennsylvania Mutual Fund before
                you  invest.   It  should be  retained  for  future
                reference.      A    "Statement    of    Additional
                Information," containing further information about the Fund and the Trust, has been filed with the Securities and Exchange Commission. The Statement is dated April 30, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.


TABLE OF CONTENTS
                                        Page                                                        Page
Fund Expenses                            2            SHAREHOLDER GUIDE
Financial Highlights                     3            Opening an Account and Purchasing Shares       10
Investment Performance and Volatility    4            Choosing a Distribution Option                 12
Investment Objective                     5            Important Account Information                  12
Investment Policies                      5            Redeeming Your Shares                          13
Investment Risks                         5            Exchange Privilege                             15
Investment Limitations                   6            Transferring Ownership                         15
Management of the Trust                  8            Other Services                                 15
General Information                      8
Dividends, Distributions and Taxes       9
Net Asset Value Per Share                9




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FUND EXPENSES   The   following   tables  summarize   the   maximum
                transaction costs and estimated expenses  and  fees
                that   you  would  incur  as  an  Investment  Class
                shareholder of the Fund. The Fund offers one other class of shares, generally available through broker-dealers, which has a different expense structure than the Investment Class, resulting in different performance for that class.

                          Shareholder Transaction Expenses
                          --------------------------------

       Sales Load Imposed on Purchases                                     None
       Sales Load Imposed on Reinvested Dividends                          None
       Deferred Sales Load                                                 None
       Redemption Fee -- on share purchases held for 1 year or more        None
       Early Redemption Fee -- on share purchases held for less than 1 year  1%


                           Annual Fund Operating Expenses
                           ------------------------------

       Management Fees                            0.80%
       12b-1 Fees                                  None
       Other Expenses                             0.23%
                                                  -----
       Total Operating Expenses                   1.03%
                                                  -----


The   purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in shares of the Investment Class of the Fund.

The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

              1 Year     3 Years     5 Years    10 Years
              ------     -------     -------    --------
               $11        $33          $57        $126


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




FINANCIAL       The  following financial highlights are part of the
HIGHLIGHTS      Fund's  financial statements and have been  audited
                by    Coopers   &   Lybrand   L.L.P.,   independent
                accountants.   The Fund's financial statements  and
(For a share Coopers & Lybrand L.L.P.'s reports on them are outstanding included in the Fund's Annual Reports to throughout Shareholders and are incorporated by reference into
each year       the  Statement of Additional Information  and  this
                Prospectus.  Further information about  the  Fund's
                performance   is   contained  elsewhere   in   this
                prospectus  and  in  the Fund's  Annual  Report  to
                Shareholders  for  1996,  which  may  be   obtained
                without charge by calling Investor Information.



                              Year ended December 31,

                                      1996      1995     1994      1993      1992      1991     1990     1989      1988      1987
                                      ----      ----     ----      ----      ----      ----     ----     ----      ----      ----

NET ASSET VALUE, BEGINNING OF YEAR    $7.71     $7.41    $8.31     $8.00     $7.29     $5.78    $6.85    $6.41     $5.47     $6.98
                                      -----     -----    -----     -----     -----     -----    -----    -----     -----     -----
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                  0.11      0.11     0.12      0.11      0.11      0.12     0.17     0.21      0.14      0.14
Net realized and unrealized
 gain (loss) on investments            0.84      1.27    (0.18)     0.79      1.07      1.72    (0.96)    0.86      1.20     (0.02)
                                       ----      ----    ------     ----      ----      ----    ------    ----      ----     ------
  Total from Investment
    Operations                         0.95      1.38    (0.06)     0.90      1.18      1.84    (0.79)    1.07      1.34      0.12
                                       ----      ----    ------     ----      ----      ----    ------    ----      ----      ----
LESS DISTRIBUTIONS
Dividends paid from net
 investment income                    (0.11)    (0.11)   (0.11)    (0.11)    (0.10)    (0.12)   (0.16)   (0.22)    (0.12)    (0.33)
Distributions paid from capital
 gains                                (1.44)    (0.97)   (0.73)    (0.48)    (0.37)    (0.21)   (0.12)   (0.41)    (0.28)    (1.30)
                                      ------    ------   ------    ------    ------    ------   ------   ------    ------    -----
    Total Distributions               (1.55)    (1.08)   (0.84)    (0.59)    (0.47)    (0.33)   (0.28)   (0.63)    (0.40)    (1.63)
                                      ------    ------   ------    ------    ------    ------   ------   ------    ------    ------
Net Asset Value, End of Year          $7.11     $7.71    $7.41     $8.31     $8.00     $7.29    $5.78    $6.85     $6.41     $5.47
                                      -----     -----    -----     -----     -----     -----    -----    -----     -----     -----

TOTAL RETURN                          12.8%     18.7%    -0.7%     11.3%     16.2%     31.8%   -11.5%    16.7%     24.6%      1.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (millions)     $457      $630     $771    $1,022    $1,102      $789     $549     $551      $444      $276
Ratio of Expenses to
 Average Net Assets (a)                .99%      .98%    0.98%      .98%      .91%      .95%     .96%     .97%     1.01%      .99%
Ratio of Net Investment Income
 to Average Net Assets                1.05%     1.18%    1.33%     1.23%     1.48%     1.73%    2.62%    2.93%     2.35%     2.02%

Portfolio Turnover Rate                 29%       10%      17%       24%       22%       29%      15%      23%       24%       23%

Average Commission Rate Paid*       $0.0588       ---      ---       ---       ---       ---      ---      ---       ---       ---


(a) Expense ratio before waiver of fees by the investment adviser would have been 1.03% and .99% for the years ended December 31, 1996 and 1995, respectively.

* Beginning in 1996, the Fund is required to disclose average commission rates paid per share for purchases and sales of investments.



INVESTMENT      The  Fund may include in communications to  current
PERFORMANCE     or   prospective  shareholders  figures  reflecting
AND             total  return  over various time  periods.   "Total
VOLATILITY      return" is the rate of return on an amount invested
                in  the  Fund from the beginning to the end of  the
Total  return   stated  period.  "Average annual total  return"  is
is the          the  annual  compounded percentage  change  in  the
change     in   value  of  an amount invested in the Fund from  the
value over beginning until the end of the stated period. a given time Total returns are historical measures of past
period,         performance and are not intended to indicate future
assuming        performance.  Total returns assume the reinvestment
reinvestment of all net investment income dividends and capital of dividends gains distributions. The figures do not reflect and capital the Fund's early redemption fee because this fee
gains           applies only to redemptions of share purchases held
distributions   for   less   than  one  year.   Additionally,   the
                performance   of  the  Fund  may  be  compared   in
                publications  to  (i)  the performance  of  various
                indices   and   investments  for   which   reliable
                performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                The Fund's average annual total returns for the periods ended December 31, 1996 were:

                      One    Three     Five    Ten    Twenty
                      Year    Year     Year    Year    Year
                      ----    ----     ----    ----    ----
                     12.8%   10.0%    11.5%   11.4%   16.1%

"Risk" may be   The relative risk of investing in a particular fund
viewed          should  be  considered  in addition  to  the  total
as        the   returns  of a fund.  Risk, in terms of how volatile
volatility of   an investor's returns have been, can be measured in
a               a  number of ways, including standard deviation and
fund's  total   beta.
returns
over time            Standard  deviation  measures  the  range   of
                performance  within  which a fund's  total  returns
                have  fallen.  The lower the standard deviation  of
                the fund, the less volatile and more consistent the
                fund's  monthly total returns have been  over  that
                period.   When the standard deviation of a fund  is
                lower than the standard deviation of an index such as the S&P 500, the fund has been less volatile than the index.

                    Beta  measures a fund's sensitivity  to  market
                movements. The beta for the index chosen to represent the stock market (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

                These measures of risk, which are historical in nature and not necessarily predictive of future volatility, are more fully described in the Statement of Additional Information. For the three year period ended December 31, 1996, standard deviation and beta for the Fund, the Russell 2000, an index representative of small company stocks, and the S&P 500 were:

                                                Standard
                                                Deviation        Beta
                                                ---------        ----
                Pennsylvania Mutual Fund        8.07             0.52
                Russell 2000                   12.10             0.94
                S&P 500                         9.72             1.00

                Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Fund's portfolio may change over time. The investment risks associated with the types of securities in which the Fund may invest are described below -- see "Investment Risks".


INVESTMENT      The  investment objective of the Fund is  long-term
OBJECTIVE       capital  appreciation.  It seeks  to  achieve  this
                objective  primarily through investments in  common
                stocks   and  securities  convertible  into  common
                stocks  of  small  companies.   There  can  be   no
                assurance that the Fund will achieve its investment objective.

                The Fund's investment objective is fundamental and may not be changed without the approval of a majority of its outstanding voting shares.



INVESTMENT      Royce  &  Associates,  Inc. ("Royce"),  the  Fund's
POLICIES        investment  adviser,  uses  a  "value"  method   in
                managing  the  Fund's  assets.   In  its  selection
The      Fund   process,  Royce  puts  primary  emphasis   on   the
invests         understanding    of   various   internal    returns
on   a  value   indicative of profitability, balance sheet quality,
basis           cash flows and the relationships that these factors
                have to the price of a given security.
The      Fund
invests         Royce's  value method is based on its  belief  that
primarily in    the  securities of certain companies may sell at  a
small and       discount  from  its  estimate  of  such  companies'
micro-cap       "private  worth,"  that is,  what  a  knowledgeable
companies       buyer  would  pay  for the entire  company.   Royce
                attempts to identify and invest in these securities
                for the Fund, with the expectation that this "value
                discount"  will narrow over time and  thus  provide
                capital appreciation for the Fund.
                The  Fund  normally invests at  least  65%  of  its
                assets   in   the  common  stocks  and   securities
                convertible into common stocks of small and micro-cap companies (stock market capitalizations below
                $1 billion). Such companies represent Royce's core investment focus.

                In selecting securities for the Fund, Royce generally gives approximately equal weighting to both small and micro-cap companies. In the upper end of this range, $300 million to $1 billion in stock market capitalization, the Fund invests in a limited number of companies with superior financial characteristics and/or unusually attractive business prospects, companies Royce classifies as "premier." The Fund uses a more diversified approach to investments in the lower end of the range, below $300 million, the sector known as "micro-cap."

Other           The assets of the Fund that are not invested in the
securities      equity  securities of small and micro-cap companies
                may be invested in securities of companies with higher stock market capitalizations and in non-convertible preferred stocks and debt securities.



INVESTMENT      As  a  mutual  fund investing primarily  in  common
RISKS           stocks  and/or securities convertible  into  common
                stocks,  the Fund is subject to market  risk,  that
The  Fund  is   is,  the possibility that common stock prices  will
subject         decline  over short or even extended periods.   The
to certain Fund invests substantial portions of its assets in investment securities of small and/or micro-cap companies.
risks           Such  companies  may  not  be  well-known  to   the
                investing   public,   may  not   have   significant
                institutional  ownership  and  may  have  cyclical,
                static  or  only  moderate  growth  prospects.   In
                addition, the securities of such companies  may  be
                more  volatile in price, have wider spreads between
                their  bid  and  ask prices and have  significantly
                lower  trading  volumes than larger  capitalization
                stocks.   Accordingly,  Royce's  investment   focus
                requires a long-term horizon, and the Fund should not be used to play short-term swings in the market.


                In addition, the Fund invests in micro-cap securities that are followed by relatively few securities analysts, with the result that there tends to be less publicly available information concerning the securities. The securities of these companies may have more limited trading volumes and be subject to more abrupt or erratic market movements than the securities of small-cap companies, and Royce may be required to deal with only a few market-makers when purchasing and selling these securities. Such companies also may have limited product lines, markets or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. Thus, the Fund may involve considerably more risk than a mutual fund investing in more liquid equity securities.



INVESTMENT      The    Fund   has   adopted   certain   fundamental
LIMITATIONS     limitations,  designed to reduce  its  exposure  to
                specific  situations,  which  may  not  be  changed
The  Fund has   without   the  approval  of  a  majority   of   its
adopted         outstanding voting shares, as that term is  defined
certain         in  the 1940 Act.  These limitations are set  forth
fundamental in the Statement of Additional Information and limitations provide, among other things, that the Fund will not:

                (a) as  to  not less than 75% of its assets,  invest
                    more than 5% of its assets in the securities of any one issuer, excluding U.S. Government obligations;

                (b) invest more than 25% of its assets in  any  one
                    industry; or

                (c) invest in   companies  for  the   purpose   of
                    exercising control of management.

OTHER           In addition to investing primarily in the equity and fixed
INVESTMENT      income securities described  above, the Fund may follow a
PRACTICES       number of additional investment practices.

Short-term      The  Fund  may  invest in short-term  fixed  income
fixed           securities  for  temporary defensive  purposes,  to
income          invest  uncommitted cash balances  or  to  maintain
securities      liquidity  to meet shareholder redemptions.   These
                securities consist of United States Treasury bills,
                domestic bank certificates of deposit, high-quality
                commercial    paper   and   repurchase   agreements
                collateralized by U.S. Government securities.  In a
                repurchase  agreement, a bank sells a  security  to
                the  Fund at one price and agrees to repurchase  it
                at the Fund's cost plus interest within a specified
                period   of   seven  or  fewer  days.    In   these
                transactions,  which are, in effect, secured  loans
                by  the Fund, the securities purchased by the  Fund
                will  have  a  value equal to or in excess  of  the
                value of the repurchase agreement and will be  held
                by  the  Fund's  custodian bank until  repurchased.
                Should  the  Fund implement a temporary  investment
                policy,  its  investment  objective  may   not   be
                achieved.

Securities      The  Fund  may  lend up to 25%  of  its  assets  to
lending         qualified  institutional investors for the  purpose
                of   realizing   additional   income.    Loans   of
                securities  of  the Fund will be collateralized  by
                cash  or  securities issued or  guaranteed  by  the
                United   States  Government  or  its  agencies   or
                instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Lower-rated     The  Fund  may invest no more than 5%  of  its  net
debt            assets  in  lower-rated (high-risk) non-convertible
securities      debt  securities, which are below investment grade.
                The   Fund  does  not  expect  to  invest  in  debt
                securities that are rated lower than Caa by Moody's
                Investors Service, Inc. or CCC by Standard & Poor's
                Corp.   or,  if  unrated,  determined  to   be   of
                comparable quality.


Foreign         The  Fund  may  invest up to 10% of its  assets  in
securities      foreign   securities,  measured  at  the  time   of
                purchase.  The Fund may purchase foreign securities
                in   the   form  of  American  Depositary  Receipts
                ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer.
                Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

                The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

                There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political instability and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

                Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to shareholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains.

Portfolio       Although the Fund generally seeks to invest for the
turnover        long term, it retains the right to sell securities
                regardless of how long they have been held. The Fund's annual portfolio turnover rates are shown in the "Financial
                Highlights."


MANAGEMENT OF   The  Trust's business and affairs are managed under
THE TRUST       the  direction of its Board of Trustees.   Royce  &
                Associates,  Inc.,  formerly named  Quest  Advisory
Royce &         Corp.,   the   Fund's   investment   adviser,    is
Associates,     responsible  for  the investment of  their  assets,
Inc. is         subject to the authority of the Board.  Charles  M.
responsible     Royce,  Royce's President, Chief Investment Officer
for             and   sole   voting  shareholder  since  1972,   is
management of   primarily  responsible  for  managing  the   Fund's
the             portfolio.   He  is assisted by Royce's  investment
Fund's assets   staff,   including  W.  Whitney  George,  Portfolio
                Manager  and  Managing Director,  and  by  Jack  E.
                Fockler, Jr., Managing Director. Royce is also the investment adviser to PMF II, Royce Premier, Micro-
                Cap, Equity Income, Low-Priced Stock, Total Return,
                Global Services and GiftShares Funds, which are other series of the Trust, and to other investment and non-investment company accounts.

                As compensation for its services to the Fund, Royce is entitled to receive annual advisory fees as follows: (i) 1.0% of the first $50 million of the average net assets of the Fund, (ii) 0.875% of the next $50 million of average net assets and (iii) 0.75% of average net assets in excess of $100 million. The fees paid by the Fund to Royce for 1996 amounted to 0.76% of average net assets (net of voluntary waiver).

                Royce selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                Royce Fund Services, Inc. ("RFS"), formerly named Quest Distributors, Inc., which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares.


GENERAL         The Royce Fund (the "Trust") is a Delaware business
INFORMATION     trust,  registered with the Securities and Exchange
                Commission  as  a  diversified open-end  management
                investment  company.   It is  the  successor  to  a
                Massachusetts business trust established in October
                1985  and merged into the Trust in June 1996.   The
                Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series or class when required by the 1940 Act and that if the Trustees determine that a matter affects only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

                Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.


                The custodian for the securities, cash and other assets of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. Coopers & Lybrand, L.L.P. serves as independent accountants for the Fund.


DIVIDENDS,      The  Fund pays dividends from net investment income
DISTRIBUTIONS   (if  any) and distributes its net realized  capital
AND TAXES       gains   annually   in  December.    Dividends   and
                distributions  will be automatically reinvested  in
The Fund pays   additional   shares  of  the   Class   unless   the
dividends and   shareholder chooses otherwise.
capital
gains           Shareholders receive information annually as to the
annually in     tax  status of distributions made by the  Fund  for
December        the   calendar  year.   For  Federal   income   tax
                purposes, all distributions by the Fund are taxable
                to  shareholders when declared, whether received in
                cash  or reinvested in shares.  Distributions  paid
                from  the  Fund's net investment income and  short-
                term  capital gains are taxable to shareholders  as
                ordinary income dividends.  A portion of the Fund's
                dividends  may qualify for the corporate  dividends
                received deduction, subject to certain limitations.
                The  portion of the Fund's dividends qualifying for
                such   deduction  is  generally  limited   to   the
                aggregate  taxable dividends received by  the  Fund
                from  domestic  corporations.   Distributions  paid
                from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application their proper Social Security or Taxpayer Identification Number and that they are not subject to backup withholding.

                The discussion of Federal income taxes above is for general information only. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.



NET  ASSET      Shares are purchased and redeemed at their net asset
VALUE           value per share next determined after an order is
PER SHARE       reeived by the Fund's transfer agent or an authorized
                service agent or sub-agent.  Net asset value per share
Net asset       is determined by dividing the total value of the Fund's
value per       investments plus cash and other assets, less any
share (NAV)     liabilities, by the number of outstanding shares of the
is determined   Fund.  Net asset value per share is calculated at the
each day        close regular trading on the New York Stock Exchange on
the  New York   each day the Exchange is open for business.
Stock Exchange
is open         In determining net asset value, securities listed on an
                exchange or the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities.
                Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.
                Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.



                        SHAREHOLDER GUIDE

OPENING AN      The  Fund's shares are offered on a no-load  basis.
ACCOUNT AND     To  open  a  new  account (other  than  an  IRA  or
PURCHASING      403(b)(7) account) either by mail, by telephone  or
SHARES          by  wire,  simply  complete and return  an  Account
                Application.   If  you  need  assistance  with  the
                Account Application or have any questions about the
                Fund, please call Investor Information at 1-800-221-
                4268.    Note:   For  certain  types   of   account
                registrations  (e.g.,  corporations,  partnerships,
                foundations,   associations,  other  organizations,
                trusts or powers of attorney), please call Investor
                Information to determine if you need to provide additional forms with your application.

MINIMUM         Type of Account                          Minimum
INITIAL         ---------------                          -------
INVESTMENT      Regular accounts                         $2,000
                IRAs *                                      500
                Accounts established with Automatic         500
                 Investment Plan or Direct Deposit Plan
                401(k) and 403(b)(7) accounts*             None

                *  Separate forms must be used for opening IRAs  or
                403(b)(7)    accounts;   please    call    Investor
                Information if you need these forms.

SUBSEQUENT Subsequent investments may be made by mail ($50 INVESTMENTS minimum), telephone ($500 minimum), wire ($1,000 minimum) or Express Service (a system of electronic funds transfer from your bank account).


                          NEW ACCOUNT                ADDITIONAL INVESTMENTS
PURCHASING BY   Please    include    the              TO EXISTING ACCOUNTS
MAIL            amount  of your  initial        Additional investments should
Complete  and   investment    on     the        include the Invest-by-Mail
sign the        Account     Application,        remittance form attached to
enclosed        make  your check payable        your Fund account confirmation
Account         to  The Royce Fund,  and        statements.  Please make your
Application     mail to:                        check payable to The Royce
                 The Royce Funds                Fund, write your account number
                 P.O. Box 419012                on your check and, using the
                 Kansas  City, MO 64141-6012    return envelope provided, mail
                 64141-6012                     to the address indicated
                                                on the Invest-by-Mail form.

For express     The Royce Funds                 All    written   requests
or              c/o  National  Financial        should  be mailed to  one
registered      Data Services                   of      the     addresses
mail,           1004   Baltimore, 5th Floor     indicated     for     new
send to:        Kansas City, MO 64105           accounts.


                                                     ADDITIONAL INVESTMENTS
                      NEW ACCOUNT                     TO EXISTING ACCOUNTS
Purchasing By   To  open  an account  by       Subsequent telephone purchases
Telephone       telephone,  you   should       ($500 minimum) may also be made
                call            Investor       by calling Investor Information.
                Information  (1-800-221-       For all telephone purchases,
                4268)  before 4:00 p.m.,       payment is due within three
                Eastern time.  You  will       business days and may be made
                be  given  a  confirming       by wire or personal, business
                order  number  for  your       or bank check, subject to
                purchase.   This  number       collection.
                must  be placed on  your
                completed        Account
                Application       before
                mailing.  If a completed
                and    signed    Account
                Application    is    not
                received  on an  account
                opened by telephone, the
                account  may be  subject
                to backup withholding of
                Federal income taxes.



PURCHASE BY WIRE   Money  should  be  wired to:

BEFORE WIRING:     State  Street  Bank and Trust Company
For a new          ABA   011000028   DDA 9904-712-8
account, please    Ref:  Pennsylvania Mutual Fund - Investment Class
contact Investor   Order Number or Account Number____________________
Information at     Account Name ________________________
1-800-221-4268
                   To ensure proper receipt, please be sure your bank includes the name of the Fund and your order number (for telephone purchases) or account number. If you are opening a new account, your financial consultant must call Investor
                   Information to obtain an order number, and complete the Account Application and mail it the "New Account" address above after completing the wire arrangement. Note: Federal
                   Funds wire purchase orders will be accepted only when the Fund and its custodian are open for business.


PURCHASING BY   Additional shares can be purchased automatically or
EXPRESS         at your discretion through the following options:
SERVICE
                EXPEDITED PURCHASE OPTION permits  you,  at  your
                discretion,  to  transfer funds ($100  minimum  and
                $200,000   maximum)  from  your  bank  account   to
                purchase shares in your Royce Fund account by telephone or computer online access.

                AUTOMATIC INVESTMENT PLAN  allows  you  to   make
                regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Royce Fund account on the monthly or quarterly schedule you select.

                To establish the Expedited Purchase Option and/or Automatic Investment Plan, please provide the appropriate information on the Account Application and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                To make an Expedited Purchase, other than through computer online access, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m.,
                Eastern time.

                PAYROLL DIRECT DEPOSIT PLAN AND GOVERNMENT DIRECT DEPOSIT PLAN let you have investments ($50 minimum) made from your net payroll or government check into your existing Royce Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

                To initiate a Direct Deposit Plan, you must complete an Authorization for Direct Deposit form which may be obtained from Investor Information by calling 1-800-221-4268.



PURCHASING      If  you  purchase  shares of  the  Fund  through  a
THROUGH         program  of services offered or administered  by  a
A SERVICE       broker-dealer,  financial  institution   or   other
PROVIDER        service  provider,  you  should  read  the  program
                materials   provided  by  the   service   provider,
                including information regarding fees which  may  be
                charged,   in  conjunction  with  this  Prospectus.
                Certain shareholder servicing features of the  Fund
                may  not  be  available  or  may  be  modified   in
                connection  with  the program of services  offered.
                When  shares of the Fund are purchased in this way,
                the service provider, rather than the customer, may
                be  the  shareholder of record of the shares.  RFS,
                Royce  and/or the Fund may pay fees to unaffiliated
                broker-dealers,  financial  institutions  or  other
                service  providers who introduce investors  to  the
                Fund and/or provide certain administrative services
                to   those   of  their  customers  who   are   Fund
                shareholders.




CHOOSING A      You may select one of three distribution options:
DISTRIBUTION
OPTION          1. Automatic   Reinvestment   Option--Both   net
                   investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                2. Cash  Dividend Option--Your dividends will  be
                   paid in cash and your capital gains distributions will be reinvested in additional Investment Class shares.

                3. All  Cash  Option--Both dividends and  capital
                   gains distributions will be paid in cash.

                You may change your option by calling Shareholder Services at 1-800-841-1180.



IMPORTANT       The  easiest way to establish optional services  on
ACCOUNT         your  account is to select the options  you  desire
INFORMATION     when you complete your Account Application.  If you
                want to add or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder
                Services at 1-800-841-1180 for further assistance.

Signature       For  our  mutual  protection,  we  may  require   a
Guarantees      signature  guarantee on certain written transaction
                requests.   A  signature  guarantee  verifies   the
                authenticity of your signature and may be  obtained
                from banks, brokerage firms and any other guarantor
                that  our  transfer  agent  deems  acceptable.    A
                signature guarantee cannot be provided by a notary public.

Certificates    Certificates for whole shares will be  issued  upon
                request.   If  a  certificate is  lost,  stolen  or
                destroyed, you may incur an expense to replace it.

Telephone and   Neither  the  Fund nor its transfer agent  will  be
Online Access liable for following instructions communicated by Transactions telephone or computer online access that are
                reasonably  believed to be genuine.   The  transfer
                agent  uses certain procedures designed to  confirm
                that   telephone   and   computer   online   access
                instructions   are  genuine,  which   may   include
                requiring  some  form  of  personal  identification
                prior  to  acting  on  the instructions,  providing
                written  confirmation  of  the  transaction  and/or
                recording incoming telephone calls, and if it  does
                not   follow  such  procedures,  the  Fund  or  the
                transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.

Nonpayment      If your check or wire does not clear, or if payment
                is not received for any telephone or computer online access purchase, the transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Trade    Date   Your   TRADE  DATE  is  the  date  on  which  share
for             purchases  are credited to your account.   If  your
Purchases       purchase  is  made  by check, Federal  Funds  wire,
                telephone,  computer online access or exchange  and
                is  received by the close of regular trading on the
                New  York  Stock  Exchange  (generally  4:00  p.m.,
                Eastern  time),  your trade date  is  the  date  of
                receipt.   If your purchase is received  after  the
                close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

                The   Trust  reserves  the  right  to  suspend  the
                offering  of  Fund  shares to new  investors.   The
                Trust also reserves the right to reject any specific purchase request.



REDEEMING       You  may redeem any portion of your account at  any
YOUR            time.   You may request a redemption in writing  or
SHARES          by telephone.  Redemption proceeds normally will be
                sent within two business days after the receipt of the request in Good Order.

                Redemption requests should be mailed to  The  Royce
REDEEMING BY    Funds,  c/o NFDS, P.O. Box 419012, Kansas City,  MO
MAIL            64141-6012.  (For express or registered mail,  send
                your  request  to  The  Royce Funds,  c/o  National
                Financial Data Services, 1004 Baltimore, 5th Floor,
                Kansas City, MO 64105.)

                The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.

DEFINITION OF   GOOD ORDER means that the request includes the following:
GOOD ORDER
                1. The account number and Fund name.
                2. The amount of the transaction (specified in dollars
                   or shares).
                3. Signatures of all owners exactly as they are registered on the account.
                4. Signature guarantees if the value of the shares being
                   redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                5. Certificates, if any are held.
                6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.

REDEEMING BY    Shareholders who have not established Express Service may
                redeem up to $50,000 of their shares by telephone, provided the proceeds are mailed to their address of record. If pre-approved, higher minimums may apply for institutional accounts. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York
                Stock Exchange (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt.

                Telephone redemption service is not available for Trust-sponsored retirement plan accounts or if certificates are held. TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED FOR A PERIOD OF SIXTY DAYS AFTER A CHANGE IN THE ADDRESS OF RECORD. See also "Important Account Information - Telephone and Online Access Transactions."

REDEEMING BY    If you select the Express Service Automatic Withdrawal option,
EXPRESS SERVICE shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least
                $25,000 in your Fund account to establish the Automatic
                Withdrawal option.

                The EXPEDITED REDEMPTION option lets you redeem up to $50,000 of shares from your Fund account by telephone and transfer the proceeds directly to your bank account. You may elect Express Service on the Account Application or call Shareholder Services at 1-800-841-1180 for an Express Service application.


IMPORTANT       If you are redeeming shares recently purchased by check,
REDEMPTION      Express Service Expedited Purchase or Automatic Investment
INFORMATION     Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail.
                It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

                The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                Although the Trust will normally make redemptions in cash, it may cause the Fund to redeem in kind under certain circumstances.

EARLY           In order to discourage short-term trading, the Fund
REDEMPTION      assesses   an  early  redemption  fee  of   1%   on
FEE             redemptions of share purchases held for  less  than
                one  year.    Redemption fees will be paid  to  the
                Fund,  out  of  the  redemption proceeds  otherwise
                payable   to   the  shareholder,  to  help   offset
                transaction costs.

                The Fund will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than one year, the fee will be assessed. In determining "one year," the Fund will use the anniversary month of a transaction. Thus, shares purchased in October 1996, for example, will be subject to the fee if they are redeemed prior to October 1997. If they are redeemed on or after October 1, 1997, they will not be subject to the fee.

                No redemption fee will be payable on shares acquired through reinvestment, on an exchange into another Royce Fund or by shareholders who are (a) employees of the Trust or Royce or members of their immediate families or employee benefit plans for them; (b) current participants in an Automatic Investment Plan or an Automatic Withdrawal Plan;
                (c) certain Trust-approved Group Investment Plans and charitable organizations; (d) profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Royce; or (e) omnibus and other similar account customers of certain Trust-approved broker-dealers and other institutions.

MINIMUM         Due  to  the  relatively high cost  of  maintaining
ACCOUNT         smaller  accounts, the Trust reserves the right  to
BALANCE         involuntarily  redeem shares in  any  Fund  account
REQUIREMENT     that falls below the minimum initial investment due
                to  redemptions by the shareholder.  If at any time
                the balance in an account does not have a value  at
                least  equal to the minimum initial investment  or,
                if  an  Automatic  Investment Plan is  discontinued
                before  an  account  reaches  the  minimum  initial
                investment  that would otherwise be  required,  you
                may  be notified that the value of your account  is
                below    the   Fund's   minimum   account   balance
                requirement.   You would then have  sixty  days  to
                increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.



EXCHANGE        Exchanges between series of the Trust are permitted
PRIVILEGE       by  telephone, computer online access or mail.   An
                exchange  is treated as a redemption and  purchase;
                therefore, you could realize a taxable gain or loss
                on the transaction.  Exchanges are accepted only if
                the   registrations  and  the  tax   identification
                numbers of the two accounts are identical.  Minimum
                investment requirements must be met when opening  a
                new  account by exchange, and exchanges may be made
                only  for  shares  of a series  then  offering  its
                shares  for  sale in your state of residence.   The
                Trust reserves the right to revise or terminate the exchange privilege at any time.



TRANSFERRING    You  may transfer the ownership of any of your Fund
OWNERSHIP       shares to another person by writing to:  The  Royce
                Funds,  c/o NFDS, P.O. Box 419012, Kansas City,  MO
                64141-6012.  The request must be in Good Order (see
                "Redeeming  Your  Shares  -  Definition   of   Good
                Order").   Before  mailing  your  request,   please
                contact Shareholder Services (1-800-841-1180) for full instructions.



OTHER           For  more  information about any of these services,
SERVICES        please call Investor Information at 1-800-221-4268.

Statements      A  confirmation statement will be sent to you  each
and             time you have a transaction in your account, and an
Reports         account    statement    is   sent    semi-annually.
                Shareholder  reports are mailed semi-annually.   To
                reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call
                Investor Information if you need additional copies.

Tax-sheltered   Shares  of  the Fund are available for purchase  in
Retirement      connection  with  certain  types  of  tax-sheltered
Plans           retirement  plans, including Individual  Retirement
                Accounts  (IRA's)  for  individuals  and  403(b)(7)
                Plans   for   employees   of   certain   tax-exempt
                organizations.

                These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.




THE ROYCE FUNDS
1414 Avenue of the Americas                  THE ROYCE FUNDS
New York, NY 10019
1-800-221-4268
funds@roycenet.com

INVESTMENT ADVISER                             Pennsylvania
Royce & Associates, Inc.                        Mutual Fund
1414 Avenue of the Americas                  Investment Class
New York, NY 10019

DISTRIBUTOR
Royce Fund Services, Inc.
1414 Avenue of the Americas
New York, NY 10019

TRANSFER AGENT
State Street Bank and Trust Company
c/o National Financial Data Services
P.O. Box 419012
Kansas  City, MO 64141-6012
1-800-841-1180

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

OFFICERS
Charles M. Royce, President and Treasurer
Thomas R. Ebright, Vice President
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President                     PROSPECTUS
Daniel A. O'Byrne, Vice President and                APRIL 30, 1997
 Assistant Secretary
John E. Denneen, Secretary